================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  February 20, 1998

                                 ADVANTA CORP.
                 ---------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                         0-14120                       23-1462070
------------------------------          --------------               --------------------
 (STATE OR OTHER JURISDICTION             (COMMISSION                    (IRS EMPLOYER
       OF INCORPORATION)                 FILE NUMBER)                 IDENTIFICATION NO.)
            WELSH & MCKEAN ROADS,
   P.O. BOX 844, SPRING HOUSE, PENNSYLVANIA                        19477
----------------------------------------------                  ------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (215) 657-4000

  ---------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the terms of the Contribution Agreement, dated as of October 28, 1997, as amended February 20, 1998, by and between Advanta Corp., a Delaware Corporation ("Advanta"), and Fleet Financial Group, Inc., a Rhode Island corporation ("Fleet"), Advanta transferred certain assets and liabilities of its consumer credit card business (the "Transaction"). The Transaction was consummated on February 20, 1998 (the "Closing Date").

     Fleet and certain of its subsidiaries and Advanta and certain of its subsidiaries have contributed certain assets and liabilities of their respective consumer credit card businesses to Fleet Credit Card, LLC, a newly formed Rhode Island limited liability company ("Fleet LLC"). The assets which Advanta contributed to Fleet LLC had a book value of approximately $2.7 billion on the financial statements of Advanta and a fair market value of approximately $3.3 billion, resulting in an increase to Advanta's retained earnings of approximately $565 million in connection with the Contribution. Fleet LLC assumed approximately $3.2 billion of liabilities from Advanta, or approximately $545 million in excess of the balance sheet value of assets assigned to Fleet LLC by Advanta and certain of its subsidiaries. In addition, Advanta and its subsidiaries acquired, in the aggregate, a 4.99% membership interest in Fleet LLC in exchange for the contribution to Fleet LLC. Advanta values such membership interest in Fleet LLC at approximately $20 million. The fair market value of the initial assets, net of liabilities, which Fleet has contributed to Fleet LLC is $380 million. As of the Closing Date, Fleet, through its subsidiaries, held a 95.01% interest in Fleet LLC. Subsequent to the consummation of the Transaction it is anticipated that Fleet's interest in Fleet LLC may increase, but that Advanta's interest in Fleet LLC will not be less than 1%.

     As of the February 20, 1998 Closing Date, the assets transferred by Advanta and its subsidiaries to Fleet LLC represented approximately 39% of the book value of Advanta's consolidated assets under generally accepted accounting principles. To the extent that as a consequence of regulatory or contractual requirements certain liabilities of the consumer credit card businesses could not be held directly by Fleet LLC, Fleet LLC has assigned such liabilities to Fleet Credit Card Bank or Fleet National Bank, and Fleet LLC will reimburse Fleet Credit Card Bank and Fleet National Bank on account of any payments made by either of them in respect of such liabilities as if Fleet LLC were the sole obligor in respect of such liabilities.

     Advanta has retained all of the assets and liabilities relating to its businesses other than the consumer credit card business, including principally its mortgage and business services businesses. In addition, Advanta has retained certain assets and liabilities relating to its consumer credit card business which were not necessary for the operation of the business, including: (i) credit card accounts receivable and related contingent liabilities or obligations under certain consumer credit card accounts generated in specific programs; and (ii) obligations incurred on or prior to the Closing Date under the credit insurance policies and debt cancellation contracts sold by or on behalf of Advanta to certain of its customers on or before such date (the "Credit Insurance Business"), together with the related reserves for such obligations maintained by Advanta.

     The Contribution Agreement provides that Fleet, Fleet National Bank and Fleet LLC are joint and several indemnitors of Advanta, and that Fleet and Fleet National Bank are irrevocable and unconditional guarantors and sureties of the obligations of Fleet LLC and Fleet Credit Card Bank, with respect to certain liabilities transferred by Advanta in the Transaction, including certain obligations of Advanta National Bank.

     In connection with its membership interest in Fleet LLC, Advanta will be allocated its proportionate share of net income and net loss of Fleet LLC. In addition, if certain measures of the pre-tax operating earnings of Fleet's consumer credit card business exceed specified target earnings and a specified return on average managed assets in any of the five calendar years beginning in 1998, Fleet LLC will pay to Advanta a special distribution equal to the excess of such operating earnings over the target earnings, provided that in no event could total payments exceed $100 million or payments in any year exceed $33.33 million (subject to adjustment as provided in the Fleet LLC Operating Agreement).

     Advanta will continue to operate its mortgage and business services companies, including Advanta National Bank, which will continue to be well capitalized. As a result of the Contribution, approximately $1.3 billion in cash, cash equivalents, and investments which had previously been held by Advanta in connection with its consumer credit card business was no longer required in such business and became available for general corporate purposes. Advanta used approximately $850 million of such amount (before taking into account the exercise price of options) to purchase 7,882,750 shares of its Class A Common Stock, 12,482,850 shares of its Class B Common Stock, and 1,078,930 of its SAILS Depositary Shares through an issuer tender offer (the "Offer") which was completed on February 20, 1998. The remaining portion of the $1.3 billion will be used for the working capital needs of Advanta's continuing businesses.

     The foregoing description of the disposition of Advanta's consumer credit card business is qualified in its entirety by reference to the Contribution Agreement attached hereto as Exhibit 2.1 and the First Amendment to the Contribution Agreement attached hereto as Exhibit 2.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired.

     Not Applicable

(b) Pro Forma Financial Information.

     The following pro forma unaudited consolidated financial information is based on historical information which has been adjusted to reflect the Transaction and the purchase pursuant to the Offer of up to 7,882,750 shares of Class A Common Stock and 12,482,850 shares of Class B Common Stock at $40 per share net and up to 1,078,930 depositary shares each representing one one-hundredth interest in a share of 6 3/4% Convertible Class B Preferred Stock, Series 1995 (Stock Appreciated Income Linked Securities (SAILS)) at $32.80 per share net. The pro forma consolidated income statements were prepared assuming that the Transaction and purchase pursuant to the Offer had occurred January 1, 1997 and January 1, 1996 for the years ended December 31, 1997 and 1996 respectively. The pro forma consolidated balance sheets were prepared assuming that the Transaction and purchase pursuant to the Offer had occurred on December 31, 1997 and 1996.

     The pro forma unaudited consolidated financial information presented below does not purport to represent what the results of operations or financial position would actually have been if the Transaction and purchase pursuant to the Offer had occurred on the dates referred to above. Also, the pro forma unaudited consolidated financial information is not indicative of the future results of operations or financial position of Advanta to be expected in future periods. A substantial portion of corporate expenses incurred in the past have been to support the operations to be contributed. Also, Advanta has incurred expenditures in the past for new businesses and product development. Associated with the Transaction, Advanta intends to substantially reduce corporate expenses and expenses associated with business and product development not directly associated with its mortgage and business service companies. No pro forma adjustments have been reflected associated with Advanta's plans to reduce these expenses. Further, the Pro Forma Adjustments do not reflect a restructuring charge or similar charges related to the planned reduction in corporate expenses or transaction expenses associated with the Transaction and purchase pursuant to the Offer. The restructuring charge or similar charges and transaction expenses will be incurred during the first quarter of 1998. The Pro Forma Adjustments are based upon available information and certain assumptions that the Company believes are reasonable.

                         ADVANTA CORP. AND SUBSIDIARIES

               PRO FORMA UNAUDITED CONSOLIDATED INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 1997

                                                 ADVANTA CORP.      TRANSACTION     TENDER OFFER     ADVANTA CORP.
                                                AND SUBSIDIARIES     PRO FORMA       PRO FORMA      AND SUBSIDIARIES
                                                   HISTORICAL       ADJUSTMENTS     ADJUSTMENTS        PRO FORMA
                                                ----------------    -----------     ------------    ----------------
                                                              ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income:
  Loans and leases............................     $ 276,981         $(179,732)(A)    $     --          $ 97,249
  Investments.................................       140,637           (28,363)(A)     (50,584)(E)        61,690
                                                   ---------         ---------        --------          --------
Total interest income.........................       417,618          (208,095)        (50,584)          158,939
                                                   ---------         ---------        --------          --------
Total interest expense........................       324,558          (191,431)(B)          --           133,127
                                                   ---------         ---------        --------          --------
Net interest income...........................        93,060           (16,664)        (50,584)           25,812
                                                   ---------         ---------        --------          --------
Provision for credit losses...................       210,826          (185,379)(A)          --            25,447
                                                   ---------         ---------        --------          --------
Net interest income (loss) after provision for
  credit losses...............................      (117,766)          168,715         (50,584)              365
                                                   ---------         ---------        --------          --------
Noninterest revenues:
  Gain on sale of credit cards................            --                --(A)           --                --
  Other noninterest revenues..................       845,137          (622,242)(A)          --           222,895
                                                   ---------         ---------        --------          --------
Total noninterest revenues....................       845,137          (622,242)             --           222,895
                                                   ---------         ---------        --------          --------
Operating expenses:
  Amortization of credit card deferred
     origination costs, net...................        69,344           (64,566)(A)          --             4,778
  Other operating expenses....................       561,497          (284,856)(C)      19,318(E)        295,959
                                                   ---------         ---------        --------          --------
Total operating expenses......................       630,841          (349,422)         19,318           300,737
Income (loss) before income taxes.............        96,530          (104,105)        (69,902)          (77,477)
                                                   ---------         ---------        --------          --------
Provision (benefit) for income taxes..........        24,905           (36,437)(D)     (24,466)(D)       (35,998)
                                                   ---------         ---------        --------          --------
Net income (loss).............................     $  71,625         $ (67,668)       $(45,436)         $(41,479)
                                                   =========         =========        ========          ========
Basic earnings per common share...............     $    1.52                                            $  (1.89)(F)
                                                   =========                                            ========
Dilutive earnings per common share............     $    1.50                                            $  (1.89)(F)
                                                   =========                                            ========
Basic average common shares outstanding.......        42,807                           (19,128)           23,679
                                                   =========                          ========          ========
Dilutive average common shares outstanding....        43,501                           (19,822)           23,679
                                                   =========                          ========          ========
Ratio of earnings to fixed charges............          1.29x                                                   (G)
                                                   =========                                            ========

---------------
(A) The pro forma consolidated income statement reflects the elimination of income and expense related to the results of operations of the Advanta consumer credit card business (the "Business") as if the Transaction had occurred for the periods presented.

(B) The pro forma consolidated income statement reflects (1) interest expense of the Business, and (2) an adjustment of approximately $75.7 million to reflect approximately $1.3 billion of additional interest bearing liabilities to be transferred in the Transaction above the amount of interest bearing liabilities of the Business. The $1.3 billion of additional interest bearing liabilities will be transferred from Advanta National Bank
    (ANB), where the predominance of the credit card operations are conducted and were incurred in the ordinary course of ANB's business.

(C) The pro forma consolidated income statement reflects the reduction in other operating expenses related to (1) the results of operations of the Business had the Transaction occurred for the periods presented (2) $532,000 of additional depreciation expense for fixed assets to be transferred to Fleet LLC that were not dedicated to the Business and (3) $4.6 million of operating expenses for an Advanta Corp. support group whose operations will be transferred to Fleet LLC.

(D) The pro forma consolidated income statement reflects the net effects of the Pro Forma Adjustments at the statutory federal tax rate of 35% for the period presented.

(E) The pro forma consolidated income statement reflects the purchase of approximately $850 million of shares of Advanta's outstanding capital stock through the Offer as if the purchase had occurred for the periods presented. The pro forma consolidated income statement reflects (1) the reduction of interest income by approximately $50.6 million to reflect the sale of $820 million of investments to purchase shares of Advanta Class A Common Stock, Class B Common Stock (together with the Class A Common Stock, the "Common Shares") and depositary shares each representing one one-hundredth interest in a share of 6 3/4% Convertible Class B Preferred Stock, Series 1995 (Stock Appreciated Income Linked Securities (SAILS)) (the "SAILS Depositary Shares") and (2) the increase in compensation expense related to the tender of Common Shares underlying options granted under the Advanta's stock option plans. The $820 million of investments sold reflects $850 million of shares at the applicable purchase price per share primarily net of the difference between $40 per share and the option exercise price of options anticipated to be exercised in connection with the Offer.

(F) Pro forma earnings per share (1) includes a $3.1 million increase to net income for the excess of the carrying value of the SAILS Depositary Shares redeemed over the amount paid upon redemption and (2) reflects $6.4 million of preferred stock dividends.

(G) For the year ended December 31, 1997, pro forma earnings were inadequate to cover pro forma fixed charges. The deficiency was approximately $77.5 million.

                         ADVANTA CORP. AND SUBSIDIARIES

               PRO FORMA UNAUDITED CONSOLIDATED INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 1996

                                                 ADVANTA CORP.      TRANSACTION     TENDER OFFER     ADVANTA CORP.
                                                AND SUBSIDIARIES     PRO FORMA       PRO FORMA      AND SUBSIDIARIES
                                                   HISTORICAL       ADJUSTMENTS     ADJUSTMENTS        PRO FORMA
                                                ----------------    -----------     ------------    ----------------
                                                              ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income:
  Loans and leases............................      $267,823         $(220,745)(A)    $     --          $ 47,078
  Investments.................................        80,142           (14,657)(A)     (46,557)(E)        18,928
                                                    --------         ---------        --------          --------
Total interest income.........................       347,965          (235,402)        (46,557)           66,006
Total interest expense........................       269,700          (230,642)(B)          --            39,058
                                                    --------         ---------        --------          --------
Net interest income...........................        78,265            (4,760)        (46,557)           26,948
                                                    --------         ---------        --------          --------
Provision for credit losses...................        96,862          (104,128)(A)          --            (7,266)
                                                    --------         ---------        --------          --------
Net interest income (loss) after provision for
  credit losses...............................       (18,597)           99,368         (46,557)           34,214
Noninterest revenues:
  Gain on sale of credit cards................        33,820           (33,820)(A)          --                --
  Other noninterest revenues..................       772,712          (605,000)(A)          --           167,712
                                                    --------         ---------        --------          --------
Total noninterest revenues....................       806,532          (638,820)             --           167,712
                                                    --------         ---------        --------          --------
Operating expenses:
  Amortization of credit card deferred
     origination costs, net...................        88,517           (86,088)(A)          --             2,429
  Other operating expenses....................       434,657          (246,467)(C)      27,703(E)        215,893
                                                    --------         ---------        --------          --------
Total operating expenses......................       523,174          (332,555)         27,703           218,322
Income before income taxes....................       264,761          (206,897)        (74,260)          (16,396)
Provision for income taxes....................        89,104           (72,414)(D)     (25,991)(D)        (9,301)
                                                    --------         ---------        --------          --------
Net income....................................      $175,657         $(134,483)       $(48,269)         $ (7,095)
                                                    ========         =========        ========          ========
Basic earnings per common share...............      $   4.15                                            $  (0.30)(F)
                                                    ========                                            ========
Dilutive earnings per common share............          3.89                                            $  (0.30)(F)
                                                    ========                                            ========
Basic average common shares outstanding.......        40,794                           (17,358)           23,436
                                                    ========                          ========          ========
Dilutive average common shares outstanding....        45,073                           (21,637)           23,436
                                                    ========                          ========          ========
Ratio of earnings to fixed charges............          1.97x                                                   (G)
                                                    ========                                            ========

---------------
(A) The pro forma consolidated income statement reflects the elimination of income and expense related to the results of operations of the Advanta consumer credit card business (the "Business") as if the Transaction had occurred for the periods presented.

(B) The pro forma consolidated income statement reflects (1) interest expense of the Business, and (2) an adjustment of approximately $67.4 million to reflect approximately $1.3 billion of additional interest bearing liabilities to be transferred in the Transaction above the amount of interest bearing liabilities of the Business. The $1.3 billion of additional interest bearing liabilities will be transferred from Advanta National Bank
    (ANB), where the predominance of the credit card operations are conducted and were incurred in the ordinary course of ANB's business.

(C) The pro forma consolidated income statement reflects the reduction in other operating expenses related to (1) the results of operations of the Business had the Transaction occurred for the periods presented (2) $302,000 of additional depreciation expense for fixed assets to be transferred to Fleet LLC that were not dedicated to the Business and (3) $3.9 million of operating expenses for an Advanta Corp. support group whose operations will be transferred to Fleet LLC.

(D) The pro forma consolidated income statement reflects the net effects of the Pro Forma Adjustments at the statutory federal tax rate of 35% for the period presented.

(E) The pro forma consolidated income statement reflects the purchase of approximately $850 million of shares of Advanta's outstanding capital stock through the Offer as if the purchase had occurred for the periods presented. The pro forma consolidated income statement reflects (1) the reduction of interest income by approximately $46.6 million to reflect the sale of $813 million of federal funds sold, interest-bearing deposits and investments to purchase shares of Advanta Class A Common Stock, Class B Common Stock (together with the Class A Common Stock, the "Common Shares") and depositary shares each representing one one-hundredth interest in a share of 6 3/4% Convertible Class B Preferred Stock, Series 1995 (Stock Appreciated Income Linked Securities (SAILS)) (the "SAILS Depositary Shares") and (2) the increase in compensation expense related to the tender of Common Shares underlying options granted under the Advanta's stock option plans. The $813 million of federal funds sold, interest-bearing deposits and investments sold reflects $850 million of shares at the applicable purchase price per share primarily net of the difference between $40 per share and the option exercise price of options anticipated to be exercised in connection with the Offer.

(F) Pro forma earnings per share (1) includes a $3.9 million increase to net income for the excess of the carrying value of the SAILS Depositary Shares redeemed over the amount paid upon redemption and (2) reflects $3.8 million of preferred stock dividends.

(G) For the year ended December 31, 1996, pro forma earnings were inadequate to cover pro forma fixed charges. The deficiency was approximately $16.4 million.

                         ADVANTA CORP. AND SUBSIDIARIES

                 PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997

                                       ADVANTA CORP.     TRANSACTION     TENDER OFFER      ADVANTA CORP.
                                      AND SUBSIDIARIES    PRO FORMA       PRO FORMA       AND SUBSIDIARIES
                                         HISTORICAL      ADJUSTMENTS     ADJUSTMENTS         PRO FORMA
                                      ----------------   -----------     ------------     ----------------
                                                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
ASSETS
Cash................................     $   57,953      $   (55,943)(B)  $      --          $    2,010
Federal funds sold and
  interest-bearing deposits with
  banks.............................        823,083         (464,838)(B)         --             358,245
Investments available for sale......      1,269,209               --       (819,844)(I)         449,365
Loan and lease receivables, net:
  Available for sale................      1,262,441         (686,447)(C)         --             575,994
  Other loan and lease receivables,
     net............................      2,114,105       (1,729,512)(A)         --             384,593
                                         ----------      -----------      ---------          ----------
Total loan and lease receivables,
  net...............................      3,376,546       (2,415,959)            --             960,587
                                         ----------      -----------      ---------          ----------
Premises and equipment, net.........        152,215          (84,243)(D)         --              67,972
Amounts due from credit card
  securitizations...................        208,330         (208,330)(A)         --                  --
Other assets........................        798,796         (238,099)(E)         --             560,697
                                         ----------      -----------      ---------          ----------
     Total assets...................     $6,686,132      $(3,467,412)     $(819,844)         $2,398,876
                                         ==========      ===========      =========          ==========
LIABILITIES
Deposits............................     $3,017,611      $(2,893,258)(F)  $      --          $  124,353
Debt and other borrowings...........      2,300,946       (1,056,072)(F)         --           1,244,874
Other liabilities...................        340,625          (48,082)(G)     (6,761)(I)         285,782
                                         ----------      -----------      ---------          ----------
     Total liabilities..............      5,659,182       (3,997,412)        (6,761)          1,655,009
                                         ----------      -----------      ---------          ----------
Company-obligated mandatorily
  redeemable preferred securities of
  subsidiary trust holding solely
  subordinated debentures of the
  Company...........................        100,000               --             --             100,000
STOCKHOLDERS' EQUITY
Class A preferred stock.............          1,010               --             --               1,010
Class B preferred stock.............             --               --             --                  --
Class A common stock................            182               --            (79)(J)             103
Class B common stock................            266               --           (113)(I)             153
Additional paid-in capital, net.....        354,190               --       (160,716)(J)         193,474
Retained earnings, net..............        585,709          530,000(H)    (652,176)(J)         463,533
Less: Treasury stock at cost,.......        (14,407)              --                            (14,407)
                                         ----------      -----------      ---------          ----------
     Total stockholders' equity.....        926,950          530,000       (813,083)            643,867
                                         ----------      -----------      ---------          ----------
     Total liabilities and
       stockholders' equity.........     $6,686,132      $(3,467,412)     $(819,844)         $2,398,876
                                         ==========      ===========      =========          ==========
Common shares outstanding at end of
  period............................         44,038                                              24,910
Book value per common share.........          19.01                                               23.78

                         ADVANTA CORP. AND SUBSIDIARIES

                 PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
---------------
(A) Represents the contribution to Fleet LLC of assets and liabilities of Advanta consumer credit card business (the "Business") had the Transaction occurred at the balance sheet date.

(B) Represents (1) the contribution to Fleet LLC of cash, federal funds sold and interest bearing deposits dedicated to the Business and (2) a $10 million redemption of federal funds sold that were not dedicated to the Business.

(C) Represents the contribution to Fleet LLC of loans available for sale dedicated to the Business except for a very small portion of consumer credit card receivables generated in specific programs that will not be contributed to Fleet LLC.

(D) Represents (1) the contribution to Fleet LLC of property and equipment dedicated to the Business and (2) approximately $8 million of fixed assets to be contributed to Fleet LLC that were not dedicated to the Business.

(E) Represents (1) the contribution to Fleet LLC of other assets dedicated to the Business except for $8.8 million of Credit Insurance Business related assets that will not be contributed to Fleet LLC and (2) Advanta's membership interest in Fleet LLC valued at $20 million.

(F) Represents the contribution to Fleet LLC of deposits, debt and other borrowings by an amount equaling total assets of the Business plus an additional $510 million of liabilities representing a portion of the premium received by Advanta, less other liabilities contributed to Fleet LLC in accordance with the Contribution Agreement.

(G) Represents the contribution to Fleet LLC of (1) other liabilities related to the Business had the Transaction occurred at the balance sheet date and
     (2) $29.1 million of accrued interest payable on the deposits, debt and other borrowings discussed in (E) above, net of (3) $16.4 million of Credit Insurance Business related liabilities that will not be contributed to Fleet LLC.

(H) Represents the increase in retained earnings resulting from the gain on the Transaction of $530 million, consisting of liabilities in excess of assets contributed of $510 million and Advanta's membership interest in Fleet LLC valued at $20 million.

(I) Represents the sale of $820 million of investments to purchase the Common Shares, the SAILS Depositary Shares and options to purchase Common Shares, and the tax benefit related to the tender of Common Shares underlying options granted under the Advanta's stock option plans. The $820 million of investments sold reflects $850 million of shares at the applicable purchase price per share primarily net of the difference between $40 per share and the option exercise price of options anticipated to be exercised in connection with the Offer.

(J) Represents (1) the purchase of approximately 7.9 million Class A Common Stock and approximately 11.3 million Class B Common Stock at $40 per share;
     (2) the purchase of approximately 1.1 million SAILS Depositary Shares at $32.80 per share and (3) the tender of approximately 1.2 million of Common Shares underlying options at a cost to the Company of the amount by which $40 per share exceeds the option exercise price.

                         ADVANTA CORP. AND SUBSIDIARIES

                 PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1996

                                       ADVANTA CORP.     TRANSACTION     TENDER OFFER      ADVANTA CORP.
                                      AND SUBSIDIARIES    PRO FORMA       PRO FORMA       AND SUBSIDIARIES
                                         HISTORICAL      ADJUSTMENTS     ADJUSTMENTS         PRO FORMA
                                      ----------------   -----------     ------------     ----------------
                                                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
ASSETS
Cash................................     $  165,875      $  (161,982)(B)  $      --          $    3,893
Federal funds sold and
  interest-bearing deposits with
  banks.............................        885,709         (338,923)(B)   (338,317)(H)         208,469
Investments available for sale......        785,600          (17,925)      (474,990)(H)         292,685
Loan and lease receivables, net:
  Available for sale................      1,476,146       (1,062,930)(A)         --             413,216
  Other loan and lease receivables,
     net............................      1,136,857         (941,157)(A)         --             195,700
                                         ----------      -----------      ---------          ----------
Total loan and lease receivables,
  net...............................      2,613,003       (2,004,087)            --             608,916
                                         ----------      -----------      ---------          ----------
Premises and equipment, net.........        108,130          (73,022)(C)         --              35,108
Amounts due from credit card
  securitizations...................        399,359         (399,359)(A)         --                  --
Other assets........................        626,283         (167,457)(D)         --             458,826
                                         ----------      -----------      ---------          ----------
     Total assets...................     $5,583,959      $(3,162,755)     $(813,307)         $1,607,897
                                         ==========      ===========      =========          ==========
LIABILITIES
Deposits............................     $1,860,058      $(1,809,337)(E)  $      --          $   50,721
Debt and other borrowings...........      2,462,084       (1,804,598)(E)         --             657,486
Other liabilities...................        309,781          (78,820)(F)     (9,696)(H)         221,265
                                         ----------      -----------      ---------          ----------
     Total liabilities..............      4,631,923       (3,692,755)        (9,696)            929,472
                                         ----------      -----------      ---------          ----------
Company-obligated mandatorily
  redeemable preferred securities of
  subsidiary trust holding solely
  subordinated debentures of the
  Company...........................        100,000               --             --             100,000
STOCKHOLDERS' EQUITY
Class A preferred stock.............          1,010               --             --               1,010
Class B preferred stock.............             --               --             --                  --
Class A common stock................            179               --            (77)(I)             102
Class B common stock................            256               --           (110)(I)             146
Additional paid-in capital, net.....        309,250               --       (147,288)(I)         161,962
Retained earnings, net..............        541,383          530,000(G)    (656,136)(I)         415,247
Less: Treasury stock at cost,.......            (42)              --                                (42)
                                         ----------      -----------      ---------          ----------
     Total stockholders' equity.....        852,036          530,000       (803,611)            578,425
                                         ----------      -----------      ---------          ----------
     Total liabilities and
       stockholders' equity.........     $5,583,959      $(3,162,755)     $(813,307)         $1,607,897
                                         ==========      ===========      =========          ==========
Common shares outstanding at end of
  period............................         42,198                                              22,027
Book value per common share.........          18.06                                               23.92

                         ADVANTA CORP. AND SUBSIDIARIES

            NOTES TO PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1996

---------------
(A) Represents the contribution to Fleet LLC of assets and liabilities of Advanta consumer credit card business (the "Business") had the Transaction occurred at the balance sheet date.

(B) Represents (1) the contribution to Fleet LLC of cash, federal funds sold and interest bearing deposits dedicated to the Business and (2) a $5 million redemption of federal funds sold that were not dedicated to the Business.

(C) Represents (1) the contribution to Fleet LLC of property and equipment dedicated to the Business and (2) approximately $8 million of fixed assets to be contributed to Fleet LLC that were not dedicated to the Business.

(D) Represents (1) the contribution to Fleet LLC of other assets dedicated to the Business except for $10.2 million of Credit Insurance Business related assets that will not be contributed to Fleet LLC and (2) Advanta's membership interest in Fleet LLC valued at $20 million.

(E) Represents the contribution to Fleet LLC of deposits, debt and other borrowings by an amount equaling total assets of the Business plus an additional $510 million of liabilities representing a portion of the premium received by Advanta, less other liabilities contributed to Fleet LLC in accordance with the Contribution Agreement.

(F) Represents the contribution to Fleet LLC of (1) other liabilities related to the Business had the Transaction occurred at the balance sheet date and (2) $34.7 million of accrued interest payable on the deposits, debt and other borrowings discussed in (E) above, net of (3) $11.1 million of Credit Insurance Business related liabilities that will not be contributed to Fleet LLC.

(G) Represents the increase in retained earnings resulting from the gain on the Transaction of $530 million, consisting of liabilities in excess of assets contributed of $510 million and Advanta's membership interest in Fleet LLC valued at $20 million.

(H) Represents the sale of $813 million of federal funds sold, interest-bearing deposits and investments to purchase the Common Shares, the SAILS Depositary Shares and options to purchase Common Shares, and the tax benefit related to the tender of Common Shares underlying options granted under the Advanta's stock option plans. The $813 million of investments sold reflects $850 million of shares at the applicable purchase price per share primarily net of the difference between $40 per share and the option exercise price of options anticipated to be exercised in connection with the Offer.

(I) Represents (1) the purchase of approximately 7.7 million Class A Common Stock and approximately 11.0 million Class B Common Stock at $40 per share;
    (2) the purchase of approximately 1.1 million SAILS Depositary Shares at $32.80 per share and (3) the tender of approximately 1.4 million of Common Shares underlying options at a cost to the Company of the amount by which $40 per share exceeds the option exercise price.

(c) Exhibits.

  2.1 Contribution Agreement, dated as of October 28, 1997 by and between Advanta Corp. and Fleet Financial Group, Inc., incorporated herein by reference to Exhibit (c)(2) to Advanta's Schedule 13E-4, dated January 20, 1998.
  2.2 First Amendment to the Contribution Agreement, dated as of February 20, 1998, by and among Advanta Corp., a Delaware corporation, Fleet Financial Group, Inc., a Rhode Island corporation, and Fleet Credit Card, LLC, a Rhode Island limited liability company.
 99.1 Press Release, dated February 21, 1998, incorporated herein by reference to Exhibit 99.1 to Advanta's Current Report on Form 8-K, dated February 23, 1998.
 99.2 Press Release, dated February 23, 1998, incorporated herein by reference to Exhibit 99.2 to Advanta's Current Report on Form 8-K, dated February 23, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADVANTA CORP.

Date: March 6, 1998                       By: /s/ ELIZABETH H. MAI
                                            ----------------------------------
                                            Name: Elizabeth H. Mai
                                            Title:  Senior Vice President,
                                                 Secretary and General Counsel

                                 EXHIBIT INDEX

EXHIBIT                          DESCRIPTION
-------                          -----------
  2.1    Contribution Agreement, dated as of October 28, 1997, by and between Advanta Corp. and Fleet Financial Group, Inc.,
         incorporated herein by reference to Exhibit (c)(2) to
         Advanta's Schedule 13E-4, dated January 20, 1998. ..........
  2.2    First Amendment to the Contribution Agreement, dated as of
         February 20, 1998, by and among Advanta Corp., a Delaware
         corporation, Fleet Financial Group, Inc., a Rhode Island
         corporation, and Fleet Credit Card, LLC, a Rhode Island
         limited liability company. .................................
 99.1    Press Release, dated February 21, 1998, incorporated herein by reference to Exhibit 99.1 to Advanta's Current Report on
         Form 8-K, dated February 23, 1998. .........................
 99.2    Press Release, dated February 23, 1998, incorporated herein by reference to Exhibit 99.2 to Advanta's Current Report on
         Form 8-K, dated February 23, 1998. .........................